April 21, 2022

State Street Bank and Trust Company

2495 Natomas Park Drive

Sacramento, CA 95833

Attention: Danielle Lee

Re:	Updates to Services Agreements

Ladies and Gentlemen:

Reference is hereby made to (a ) the Custodian Agreement dated a s of March 31, 2010 (the “Custody Agreement”) by and between State Street Bank and Trust Company (“State Street”) and Wasatch Funds Trust (“Wasatch”); (b) the Administration Agreement dated as of March 31, 2010 by and between State Street and Wasatch (the “Administration Agreement”); and (c) the Investment Accounting Agreement dated as of March 31, 2010 by and between State Street and Wasatch (the “Accounting Agreement,” and together with the Custody Agreement and the Administration Agreement, the “Agreements,” all as may be amended, supplemented, restated or otherwise modified from time to time).

Wasatch hereby confirms that it has established the following portfolio and desires to have State Street provide services to portfolio pursuant to the terms of the Agreements, effective as of the date set forth below:

SSB Fund #	Portfolio Name	Effective Date
W4C5	Wasatch U.S. Select Fund	June 13, 2022

Attached hereto is an updated Schedule A to each of the Agreements. The attached Annex 1 shall replace Annex 1 to Schedule B6 to the Administration Agreement.

Please indicate your acknowledgement and acceptance of the foregoing by signing below.

WASATCH FUNDS TRUST

By: /s/ Russell L. Biles

Name: Russell L. Biles

Title: Vice President

Acknowledged and accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Brock Hill

Name: Brock Hill

Title: Senior Vice President

Information Classification: Limited Access

Schedule A

WASATCH FUNDS TRUST

Portfolios:

Wasatch Core Growth Fund

Wasatch International Growth Fund

Wasatch Micro Cap Fund

Wasatch Small Cap Growth Fund

Wasatch Small Cap Value Fund

Wasatch Ultra Growth Fund

Wasatch-Hoisington U.S. Treasury Fund

Wasatch Micro Cap Value Fund

Wasatch International Opportunities Fund

Wasatch Emerging Markets Small Cap Fund

Wasatch Global Opportunities Fund

Wasatch Global Value Fund

Wasatch Emerging India Fund

Wasatch Frontier Emerging Small Countries Fund

Wasatch Emerging Markets Select Fund

Wasatch Global Select Fund

Wasatch Greater China Fund

Wasatch International Select Fund

Wasatch Long/Short Alpha Fund

Wasatch U.S. Select Fund

Updated as of: April 21, 2022

Information Classification: Limited Access

ANNEX I to Schedule B6

to the Administration Agreement, updated as of April 21, 2022

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
WASATCH FUNDS TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Wasatch Core Growth Fund	Standard
Wasatch International Growth Fund
Wasatch Micro Cap Fund
Wasatch Small Ca p Growth Fund
Wasatch Small Ca p Value Fund
Wasatch Ultra Growth Fund
Wasatch-Hoisington U.S. Treasury Fund
Wasatch Micro Cap Value Fund
Wasatch International Opportunities Fund
Wasatch Emerging Markets Small Cap Fund
Wasatch Global Opportunities Fund
Wasatch Global Value Fund
Wasatch Emerging India Fund
Wasatch Frontier Emerging Small Countries Fund
Wasatch Emerging Markets Select Fund
Wasatch Global Select Fund
Wasatch International Select Fund
Wasatch Greater China Fund
Wasatch Long/Short Alpha Fund
Wasatch U.S. Select Fund

Form N-CEN Services

WASATCH FUNDS TRUST*

*Includes Wasatch-1st Source Income Fund, which is closing July 13, 2018 but will still file a final Form N-CEN:

Wasatch-1st Source Income Fund (closed July 13,2018)

Wasatch World Innovators Fund (closed September 7 ,2018)

Wasatch Strategic Income Fund (closed September 7, 2018)

Wasatch Long/Short Fund (closed September 21, 2018)

Information Classification: Limited Access

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

WASATCH FUNDS TRUST

By: /s/ Russell L. Biles

Name: Russell L. Biles

Title: Vice President

Acknowledged and accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Brock Hill

Name: Brock Hill

Title: Senior Vice President

Information Classification: Limited Access